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                                                                    Exhibit 10.4


                              INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made as of _____ ___, 1998 between Capital Lease Funding, Inc., a Maryland corporation (the "Corporation") and _____________ (the "Indemnified Party").

                                 W I T N E S S E T H:

     WHEREAS, the Indemnified Party is an officer or director of the Corporation, and in such capacity is performing valuable services for the Corporation;

     WHEREAS, the Articles of Amendment and Restatement of the Corporation (the "Articles") provide for the indemnification, to the extent authorized therein, of present or former directors, officers, employees and agents of the Corporation or its Predecessor Partnership (as defined in the Articles) and any individual who, while a director of the Corporation or the Predecessor Partnership and at the request of the Corporation or the Predecessor Partnership, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise;

     WHEREAS, the General Corporation Law of the State of Maryland (the "MGCL") authorizes the Corporation to indemnify any person who is or was a director, officer, employee or agent of the Corporation as described therein; and

     WHEREAS, in recognition of the Indemnified Party's need for protection against personal liability in order to provide services to the Corporation in an effective manner and in order to induce the Indemnified Party to continue to provide services to the Corporation, the Corporation desires to provide in this Agreement for the indemnification of, and the advancing of expenses to, the Indemnified Party as set forth in this Agreement and to the fullest extent permitted by law;

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   DEFINITIONS.

     "Litigation Costs" means costs, charges, fees and expenses (including, without limitation, bonds, expenses of investigation, fees of experts, travel, lodging and attorneys' fees and expenses) reasonably incurred or contracted for the investigation, defense or prosecution of, or other involvement with or in, any Proceeding and any appeal therefrom.



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     "Losses" means the total amount which the Indemnified Party becomes legally obligated to pay in connection with any Proceeding or settlement of a Proceeding (including, without limitation, judgments, penalties, fines, interest, court or investigative costs, amounts paid in settlement, amounts lost or ordered forfeited pursuant to injunctive sanctions and Litigation Costs).

     "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

     2.   INDEMNITY OF INDEMNIFIED PARTY.

     (a) The Corporation shall indemnify, defend and hold harmless the Indemnified Party pursuant to the terms and provisions of this Agreement.

     (b) The Corporation shall indemnify, defend and hold harmless the Indemnified Party to the fullest extent permitted by applicable law against any and all Litigation Costs and Losses incurred by the Indemnified Party, except as otherwise provided in this Agreement, in connection with any Proceeding to which the Indemnified Party is, was or at any time becomes a party, by reason of the Indemnified Party's service to the Corporation.

     3. LIMITATIONS ON INDEMNITY. No amounts of indemnity pursuant to Section 2 hereof shall be paid by the Corporation:

     (a) except to the extent that the aggregate of Litigation Costs and Losses in any Proceeding or group of related Proceedings to be indemnified hereunder shall exceed the sum of (i) the amount of Litigation Costs and Losses for which the Indemnified Party is indemnified pursuant to either Section 2 hereof or pursuant to any insurance purchased and maintained by the Corporation, plus (ii) the amount of Litigation Costs and Losses for which the Indemnified Party is indemnified from or by any other source (provided, in the case of (i) and (ii), that the Indemnified Party actually receives such amounts);

     (b) if it is established by a final order or judgment in any judicial proceeding, administrative proceeding or arbitration that (i) the act or omission on the part of the Indemnified Party was material to the matter giving rise to the Proceeding and to have been committed in bad faith, or the result of active and deliberate dishonesty; (ii) the Indemnified Party actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal Proceeding, the Indemnified Party had reasonable cause to believe that the act or omission was unlawful;

     (c) if the Proceeding was one by or in the right of the Corporation, and the Indemnified Party was adjudged in such Proceeding to have been liable to the Corporation; or

     (d) in respect of any Proceeding charging improper personal benefit to the Indemnified Party, whether or not involving action in the Indemnified Party's Official Capacity (as defined in Section 2-418 of the MGCL), in which the Indemnified Party was adjudged


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to be liable in a court of competent jurisdiction on the basis that personal benefit was improperly received.

     4. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue during the period the Indemnified Party is providing services to the Corporation, and shall continue thereafter so long as the Indemnified Party is subject to any possible Litigation Costs or Losses in any Proceeding by reason of the Indemnified Party's services to the Corporation.

     5. NOTIFICATION AND DEFENSE OF CLAIM. Promptly after receipt by the Indemnified Party of notice of the commencement of any Proceeding, the Indemnified Party shall, if a claim in respect thereof is to be made against the Corporation under this Agreement, give detailed written notice to the Corporation of the commencement thereof, but the failure to so notify the Corporation shall not relieve the Corporation from any liability which it may have to the Indemnified Party hereunder. With respect to any such Proceeding as to which the Indemnified Party becomes involved:

     (a) The Corporation shall be entitled to participate therein at its own expense.

     (b) Except as otherwise provided below, to the extent that it may desire, the Corporation may, jointly with any other indemnifying party, assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party. Subject to clauses (i), (ii) and (iii) below, after notice from the Corporation to the Indemnified Party of its election to so assume the defense of any Proceeding, the Corporation shall not be liable to the Indemnified Party under this Agreement for any Litigation Costs (other than attorneys' fees and expenses, as provided below) subsequently incurred by the Indemnified Party in connection with the defense thereof. The Indemnified Party shall have the right to employ his own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnified Party unless (i) the employment of such counsel by the Indemnified Party shall have been authorized by the Corporation, (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Corporation and the Indemnified Party in the conduct of the defense of such Proceeding or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and expenses of such counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Corporation or as to which the Indemnified Party shall have made the conclusion provided for in (ii) above.

     (c) The Corporation shall not be liable to indemnify the Indemnified Party under this Agreement for any Losses paid in settlement of any Proceeding or claim effected without the Corporation's prior written consent. The Corporation shall not settle any Proceeding or claim in any manner which would impose any liability, penalty or limitation on the Indemnified Party without the Indemnified Party's prior written consent. Neither the


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Corporation nor the Indemnified Party shall unreasonably withhold or delay its consent to any proposed settlement. Without intending to limit the circumstances in which it would be unreasonable for the Corporation to withhold its consent to a settlement, the parties hereto agree that it would be unreasonable for the Corporation to withhold its consent: (i) to a settlement in an amount that did not exceed, in the business judgment of the Board of Directors of the Corporation, the estimated amount of Litigation Costs of the Indemnified Party to litigate the Proceeding to conclusion; or (ii) with respect to any Proceeding other than a Proceeding brought by or in the name of the Corporation, to any settlement proposed by the Indemnified Party unless a determination is reasonably made within 90 days of being proposed in writing by the Indemnified Party that the Indemnified Party acted in bad faith and in a manner that the Indemnified Party did not believe to be in, or not opposed to, the best interests of the Corporation, or with respect to any criminal Proceeding that the Indemnified Party believed, or had reasonable cause to believe, that his conduct was unlawful.

     (d) In determining whether the Indemnified Party is entitled to indemnification under this Agreement, such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the Proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such Proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which directors who are parties may participate; or (iii) by the stockholders.

     (e) Nothing in this Section is intended to eliminate the requirement that the Indemnified Party satisfy the applicable standards of conduct for indemnification required by the MGCL or the Articles.

     6.   NO PRESUMPTIONS.    The termination of any Proceeding by judgment,
order, or settlement does not create a presumption that the Indemnified Party
(i) did not act in bad faith or was not actively and deliberately dishonest,
(ii) did not actually receive an improper personal benefit or (iii) in the case of any criminal Proceeding, did not believe or had no reasonable cause to believe that the act or omission was unlawful; PROVIDED, HOWEVER, that the termination of any Proceeding by conviction, a plea of NOLO CONTENDERE or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet the standard of conduct listed in (i) through (iii).

     7. ADVANCEMENT OF EXPENSES. Upon the written affirmation by the Indemnified Party of the Indemnified Party's good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met, and pursuant to the terms and provisions of this Agreement, Litigation Costs incurred or contracted by the Indemnified Party in any Proceeding shall be paid by the Corporation on a continuing and current basis in


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advance of the final disposition thereof, with the undertaking which the
Indemnified Party makes hereby that if it shall be ultimately determined that the Indemnified Party was not entitled to be indemnified or was not entitled to be fully indemnified, the Indemnified Party shall repay to the Corporation the amount, or appropriate portion thereof, so advanced. Such advancement and current payment of Litigation Costs by the Corporation shall be made promptly (but in any event within 30 days) after receipt by the Corporation of the Indemnified Party's written request therefor.

     8. REPAYMENT. The Indemnified Party agrees that the Indemnified Party shall reimburse the Corporation for all amounts paid by the Corporation to the Indemnified Party under this Agreement in the event and only to the extent that it shall be ultimately determined that the Indemnified Party is not entitled to be indemnified by the Corporation for such Litigation Costs or Losses under the provisions of the MGCL or the Articles, this Agreement, or otherwise.

     9. PROCEDURE. Indemnification under this Agreement shall be made promptly, and in any event paid within 30 days following the Indemnified Party's written request therefor.

     10.  ENFORCEMENT.

     (a) The Corporation confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereunder in order to induce the Indemnified Party to continue to serve the Corporation and acknowledges that the Indemnified Party is relying upon this Agreement in agreeing to serve in such capacity.

     (b) Any controversy or claim arising out of or relating to the Indemnified Party's entitlement to indemnification under this Agreement shall be settled by arbitration in the City of New York by three arbitrators, one of whom shall be appointed by the Corporation, one by the Indemnified Party and the third of whom shall be appointed by the two so appointed. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Interest on any judgment shall be assessed at a rate the arbitrators consider just under the circumstances. If it is necessary or desirable for the Indemnified Party to retain legal counsel or incur other costs and expenses in connection with enforcement of his rights under this Agreement, the Corporation shall pay his reasonable attorneys' fees and costs and expenses in connection with enforcement of his rights (including the enforcement of any arbitration award in court), regardless of the final outcome, unless the arbitrators determine that under the circumstances recovery by the Indemnified Party of all or a part of any such fees and costs and expenses would be unjust.

     (c) The right to indemnification under this Agreement shall be enforceable by the Indemnified Party as provided above if the Indemnified Party's claim therefore shall be denied, in whole or in part, in the manner provided herein, or if no disposition of such claim


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shall be made within 30 days from the receipt by the Corporation of the
Indemnified Party's written request for indemnification hereunder.

     11. SUBROGATION. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnified Party, who shall execute all documents and take all actions requested by the Corporation to implement such right of subrogation.

     12.  MISCELLANEOUS.

     (a) SEVERABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the other provisions hereof. If any provision of this Agreement, or the application of any such provision to any person or circumstance, shall be held to be invalid, unenforceable, or inconsistent with any present or future law, ruling, rule, or regulation of any court or governmental or regulatory authority having jurisdiction over the subject matter of this Agreement, such provision shall be deemed to be rescinded or modified in accordance with such holding, law, ruling, rule, or regulation, and the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, unenforceable, or inconsistent, shall not be affected thereby.

     (b) OTHER INDEMNIFICATION. The Company acknowledges that an Indemnified Party will be entitled to indemnification, pursuant to this Agreement, whether or not such Indemnified Party is entitled to indemnification as a result of their role as an officer, director, partner, principal, employee or agent of any other entity.

     (c) NOTICES. Any notice, request, proposal, or other communication under or pursuant to this Agreement to the Corporation or the Indemnified Party shall be in writing and shall be deemed given when actually received by the intended recipient party via either courier, registered or certified mail (return receipt requested), or telex, facsimile, telegram, cable, or other similar means, addressed to the intended recipient party at the respective addresses set forth below (or such other address as either party hereto may designate to the other from time to time).

     If to the Corporation to:

          Capital Lease Funding, Inc.
          85 John Street
          12th Floor
          New York, NY  10038
          Attention:  Paul H. McDowell
                      General Counsel
          Telephone: (212) 587-7676
          Facsimile:  (212) 267-4976



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     If to the Indemnified Party to:

          ______________________
          ______________________
          ______________________
          ______________________
          Telephone: ______________
          Facsimile: _______________

     (c) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the law of the State of Maryland without reference to its choice of law doctrine.

     (d) BINDING EFFECT; TRANSFER. This Agreement shall be binding upon the Indemnified Party and upon the Corporation and its successors and assigns, and shall inure to the benefit of the Indemnified Party and his heirs and personal representatives and to the benefit of the Corporation and its successors and assigns.

     (e) MERGERS, CONSOLIDATION AND SALE OF ASSETS. The Corporation shall not merge or consolidate into, or transfer all or substantially all its assets to, any other entity unless the surviving entity in such transaction specifically agrees in writing to assume the obligations of the Corporation hereunder.

     (f) WAIVERS. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

     (g) AMENDMENTS. No amendment, modification, termination, cancellation, or waiver of any provision of this Agreement shall be effective or valid unless it is set forth in a written instrument and signed by both parties hereto.

     (h) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but both of which taken together shall constitute one and the same instrument.

     (i) CAPTIONS. The captions in this Agreement are inserted for convenience of reference only and shall not affect the interpretation or construction of any of the terms hereof.


                               [SIGNATURE PAGE FOLLOWS]



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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the date first written above.


                              CAPITAL LEASE FUNDING, INC.


                              By:________________________________
                                 Name:
                                 Title:



                              ___________________________________
                              [INDEMNIFIED PARTY]
















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